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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 27, 1998
                                                         -----------------



                            APOGEE ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                        0-6365                 41-0919654
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


 7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota           55431
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         (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (612) 835-1874
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.
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     Apogee Enterprises, Inc. announced February 26, 1998 that the Company will take an after-tax charge ranging from $35 million to $39 million, or $1.22 per share to $1.36 per share, for its fourth quarter ending February 28, 1998. In addition, the Company also announced the pending move of its Viratec Thin Films unit's CaRT line, commented on its earnings outlook for fiscal 1998 and 1999 and announced the authorization of a new common share repurchase plan. See Exhibit
99.1 attached hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c)  Exhibits:

         99.1     Press release, dated February 26, 1998


SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   February 27, 1998

                                              APOGEE ENTERPRISES, INC.


                                              By  /s/ Robert G. Barbieri
                                                ------------------------------
                                                     Robert G. Barbieri
                                                   Chief Financial Officer



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                                 EXHIBITS INDEX


Exhibit No.                                                        Page
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   99.1 Press Release, dated February 26, 1998.......................4








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